Exhibit 99.1

Management Presentation December 2008

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Allegiant Travel Company $mm Highlights – Best operating margins – Excellent balance sheet – Lowest costs – Profitable last 23 quarters (1) Unique, expandable & defensible – Leisure, small cities, MD-80s – Ancillary revenue Profitable in 1Q08, 2Q08, 3Q08 – Unique in the US – No hedges 6.9% YE3Q08 operating margin, highest of any US non-regional Revenue Operating Profit Operating Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

3 Nationwide Expected at Dec 31, 2008: 65 cities, 116 routes, 38 Aircraft

4 And Growing 24 New Routes Announced Since August 1 12 new routes between existing cities 12 new routes involving 10 new cities New routes to new cities Connect the dots

5 Minimal Direct Competition At YE2007, head-to-head competition on nine routes YE2008: two Head-to-head competition on only two routes • To date, only one airline has entered one of our routes • That attempt lasted a year and has not been repeated • Other airlines appear to see us as an annoyance, not a threat YE 2008 YE 2007

6 Recent Strategy Managed through fuel spike by: – Reducing capacity, especially on long-haul routes – Tighten focus on flying only when we make money – More ancillary products and higher fees on existing products – Increase load factors Helps drive ancillary revenue Reduces cost/passenger, particularly fuel/passenger (from 20 to 17 gallons) – Continued focus on low costs Results: – Strong increase in unit revenues – Highest load factors – Highest operating margins Successfully managed through fuel spike

7 Increasing Ancillary Revenues & Pax/Departure Ancillary revenues/pax increased over 50% year over year Significant increase in year-over-year pax/dept benefits include: – More passengers mean more ancillary – Reduces gallons/passenger Average air fare up in spite of reduced stage length 3Q08 3Q07 Change Scheduled Service Revenue per passenger $86 $83 4% Ancillary revenue per passenger 32 21 51% Total revenue per passenger $119 $104 14% System Revenue per passenger $120 $107 12% Fuel expense per passenger $58 $45 28% Operating expense per passenger, excluding fuel $53 $50 7% Operating profit per passenger $8 $12 (30%) Average stage length 815 898 (9%) Passengers per departure 137 125 10% Fuel gallons per passenger 16.9 19.5 (13%)

8 Operating Profit, Fuel Price and Scheduled Air Fare Past and Proforma, Per Passenger “YE3Q08 Proforma N%” is pro-forma performance for YE3Q08 with lower fuel prices (assuming Nov 08 actual fuel price of $2.14/gal vs. actual price/gal of $3.11) and illustrating operating profit at reduced scheduled fares (N% indicating percentage reduction). $94 $92 $86 $86 $86 $82 $77 $73 $110 $112 $110 $116 $116 $112 $108 $104 Avg sched fare Rev/passenger

Ancillary Products

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access



- Unbundling the traditional product
  - Convenience fee ($11.50/pax; use of website)
  - Assigned seat ($9-25/seg)
  - Priority boarding ($5-10/seg)
  - Checked bag ($15+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-7)
    - Snacks/sandwiches/cookies/etc ($2-6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-10)

allegiant

9

10 Industry-Leading Ancillary Revenue/Passenger Ancillary/passenger has grown at 34% CAGR in 24 months

11 Ancillary Revenue By Destination Balanced and consistent Period: 9 months ended 3Q08 $28.34

12 Las Vegas Perfect Storm Number of rooms increasing as number of seats dropping Reduction in seats while number of rooms increase is driving significantly lower room rates in Las Vegas Las Vegas is becoming a bargain again, helping to bolster demand for Las Vegas vacations, but with lower underlying hotel rates our absolute dollar hotel margins are under pressure To compensate requires increasing take rate or upselling customers or both Las Vegas rooms (000) Y/Y change in seats as reflected in current published schedules Source: Las Vegas Conv ention & Visitors Authority, 10/20/08 Source: APGDAT, 12/4/08

13 Las Vegas Perfect Storm Net revenue up 14% year/year Room nights up 24% year/year Cost per room down 17% year/year To date, we have successful piloted through the Las Vegas perfect storm Las Vegas “Fly Free” sales results 2008 2007 Change Room nights booked 36,577 29,435 +24% Departures 4,738 4,576 +4% Room nights/departure 7.7 6.4 +20% Hotel revenue $4.0m $3.8m +5% Hotel revenue/departure $844 $830 +2% Fly Free sale dates: 10/19/2008 – 11/5/2008, Travel by 02/28/2009 Fly Free sale dates: 10/14/2007 – 10/31/2007, Travel by 02/01/2008

14 Las Vegas Perfect Storm Las Vegas remains important, but is no longer dominant

15 Advantageous Cost Structure Greatest Leverage to Fuel Source: Morgan Stanley Research, 12/2/08 Fuel expense as a percent of operating expense, YE3Q08 Lowest Non-Fuel Costs YE3Q08 operating expense net fuel expense, normalized to 1000 mile stage length Source: Morgan Stanley Research 12/2/08

16 Substantial frequency variation by day, week, month Focus Flying On Days We Can Make Money Average daily scheduled flights, by month Daily scheduled flights 2007-2008 2006-2007

17 Best Operating Margins YE3Q08 Operating Margins YE3Q08 Pre-Tax Margins Source: public filings of the respective companies. Without Southwest Hedge (14.5pp)

18 Balance Sheet, Liquidity Cash equivalents as a percent of YE3Q08 operating revenue Total cash net Air Traffic Liability as percent of YE3Q08 operating revenue Adjusted net debt as percent of adjusted EV(1) Excellent liquidity position by any measure Negative net debt, even adjusted for operating leases Only two of 43 aircraft are leased Source: Morgan Stanley Research 12/2/08 Source: Morgan Stanley Research 12/2/08 Source: Morgan Stanley Research 12/2/08 (1) Debt and EV both adjusted for 7x LTM rent expense

19 Capitalization (mm, except number of owned aircraft) Sep 30, 2008 Dec 31, 2006(1) Cash, cash equivalents and Short-term investments $138.6 $144.7 Total assets 402.6 305.7 Total debt 70.1 72.8 Owned aircraft (including capitalized leases) 41 22 Retained earnings 67.6 19.1 Total shareholders’ equity $214.5 $153.5 Total capitalization $284.6 $226.3 Total debt/book capitalization 24.6% 32.2% Adjusted total debt/adjusted book capitalization(2) 30.4% 41.4% Adjusted debt/EBITDAR(2) 1.6x 3.2x Total debt/cash 0.51x 0.50x (1) First post-IPO balance sheet (2) Adjusted for 7x LTM Rent Expense of $5.1M in 2006 and $3.3M in YE3Q08

Management Presentation: Appendix December 2008

21 Appendix: YE3Q08 Cost Breakdown 10.0 9.8 10.7 11.0 11.7 Source: Company filings. (1) Ownership includes Depreciation and Amortization plus Aircraft Rent. (1) 6.8 5.4 5.0 7.0 6.0 Aircraft Labor Other 3.2 4.4 5.7 4.1 5.8 Total CASM MD-80: reasonable cost aircraft

22 Appendix: Responding to High Fuel Prices As fuel prices increased starting in 4Q07, we cut aircraft hours in Las Vegas repeatedly – So 2H08 hours below 2H07 But we primarily cut long-haul routes while adding short-haul flying, meaning the average flight now absorbs fewer aircraft hours – 2H08 stage length well below 2H07 In combination with higher year/year load factors, we expect to carry more Vegas passengers in 2H08 than in 2H07, despite less flying (and fuel) Going forward, we expect higher y/y passenger counts for the LAS system although, until April 09, hours will be flat to down. 07-08 08-09

23 Appendix: Fuel Hedging Not core business – travel company, not a commodities trading house Hedges run out – don’t protect from permanent fuel price shift, just provide temporary respite; we manage the business for the long term We believe investors look past it – LUV questions focus more on strength of underlying business One key strength is ability to quickly adjust due to low fixed costs – superior way to manage fuel risk Income statement distortion – Non-cash mark-to-market makes GAAP irrelevant to those in the know – Others look at GAAP Why did we stop hedging?

24 Appendix: Ancillary Revenue Voluntary extra spend > $32 net per passenger segment – Traditional airline product unbundling – high margins – Third party product sales How do we do it: – Product innovation – Custom reservation system – key advantage Obstacles for other carriers: – Legacies limited by multiple systems – Most LCCs dependent on system vendor – Long-standing relationship with Vegas hotels hard to duplicate 231 hotel agreements and growing – LAS: 61 Orlando/Daytona: 63 St Pete: 17 – Phoenix: 30 Ft Lauderdale: 20 San Diego: 8 – Reno: 11 Palm Springs: 10 Other: 11 Industry leading performance

25 Appendix: Control the Customer www.allegiantair.com – Leverage direct relationship with customers – Maximize e-commerce opportunities – 3Q08 unique visitors 3.0 mm, up 24% year-over-year – Instantly relevant to leisure customers in our small cities – Accounts for almost 90% of sales – Generates email lists for future low-cost communication – Significant untapped potential to sell non-Allegiant travel products Advertising – Nonstop service to LAS/FL/AZA a big deal – free media – Small city media markets inexpensive – Email advertising (see above) even cheaper – Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds

26 Appendix: Unique Website Visitors Increasing eyeballs / maintaining web sales Source: Allegiant, Google Analytics

27 Appendix: Competition Diminishing Orlando, Las Vegas, Tampa Bay & Phoenix hit particularly hard Las Vegas – Significant room additions thru 2010 – Room rates already dropping & believe will drop further – Lower room rates enhance our ability to keep fares high Improved terms in rental cars and other 3rd party sales Industry capacity cuts fall hardest on leisure destinations Source: APGDAT .com, 12/4/08 Tampa Bay = Tampa , Sarasota & St. Pete S. Florida = Miami, Ft Lauderdale & West Palm Beach 2Q09 1Q09 4Q08

28 Appendix: Fixed-Fee Flying Recent growth Typically slow-growing relative to our scheduled business – Boost this year because of new Tunica flying – 10% of revenues for YE3Q08 Consistently profitable – Ad-hoc especially is more profitable than average cost analysis shows, since it incurs only marginal costs We expect to be able to grow this business but do not project that growth, even in our own models

29 Longer seasonal suspensions in Florida Obviously enabled by low capital-cost MD-80 fleet Accounts for part of our 2008 reduction in growth (though reaction to fuel prices by far the greater part) Better job of not flying (as much) when we don’t make money – and flying more when we do Appendix: Capacity Optimization Higher peaks, lower troughs systemwide in 2008 vs 2007

30 19% reduction in 4Q08 departures in markets that existed in 4Q07 Masked by growth into new markets First cut at 4Q08 capacity sizing when fuel was high Collared existing market growth by entering many new markets Appendix: Capacity Optimization Significant market-by-market reductions * Includes discontinued routes